SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

22. SUBSEQUENT EVENTS

Subsequent to March 31, 2021, the Company entered into financing arrangements with three companies in the additive manufacturing industry. In two of the transactions, the Company received a convertible promissory note. In the other transaction, the Company received a simple agreement for future equity. The aggregate amount invested by the Company was $4.6 million.

On April 28, 2021 the Company entered into a stock subscription agreement with Galileo Acquisition Corp. (“Galileo”). Pursuant to the agreement, the Company will purchase $20.0 million of Galileo common stock upon the closing of Galileo’s announced merger transaction. The Company expects this investment to facilitate the development of a strategic partnership with Galileo’s merger target,

Shapeways, Inc., to accelerate access to, and adoption of, its additive manufacturing solutions by businesses across a range of applications.

On May 7, 2021, the Company acquired Adaptive 3D Technologies, LLC and its affiliates (“Adaptive”) pursuant to a Purchase Agreement and Plan of Merger dated as of May 7, 2021. The Company paid consideration of $24.1 million in cash and issued 3,076,838 shares of the Company’s Common Stock with a fair value of $37.0 million as of the close of business on the transaction date. The acquisition will be accounted for as a business combination using the acquisition method of accounting. The Company is currently finalizing the allocation of the purchase price and expects the purchase price to be allocated primarily to goodwill and intangible assets.

21. SUBSEQUENT EVENTS

On February 16, 2021, the Company acquired EnvisionTEC US, LLC and certain of its affiliates (“EnvisionTEC”) pursuant to a Purchase Agreement and Plan of Merger dated as of January 15, 2021. The Company expects this acquisition to create a comprehensive portfolio across metals, polymers and composites and grow distribution channels both in quantity and through the addition of a vertically-focused channel. The Company paid consideration of $143.8 million in cash and issued 5,036,142 shares of the Company’s Common Stock with a fair value of $159.8 million as of the close of business on the transaction date. In connection with the transaction, the Company also agreed to grant restricted stock units totaling 475,848 shares of the Company’s Common Stock to key EnvisionTEC employees. The acquisition will be accounted for as a business combination using the acquisition method of accounting. The Company is currently finalizing the allocation of the purchase price and expects the purchase price to be allocated primarily to goodwill and intangible assets.

On February 26, 2021, the Company delivered a notice to redeem all of its outstanding Public Warrants that remain unexercised at 5:00 p.m. New York City time on March 29, 2021. From January 1, 2021 through March 10, 2021, Public Warrants for 11,898,122 shares of Common Stock were exercised for cash, resulting in the Company receiving net proceeds of $136.8 million. An aggregate of 11,898,122 shares of the Company’s Common Stock were issued in connection with these exercises.

From January 1, 2021 through March 10, 2021, 10,003,000 Private Placement Warrants were exercised on a cashless basis. An aggregate of 5,850,346 shares of the Company’s Common Stock were issued in connection with these exercises.

As of March 31, 2021, there were no Public or Private Placement Warrants outstanding.

Management has evaluated subsequent events occurring through March 15, 2021, the date that these consolidated financial statements were issued and determined that no additional subsequent events occurred that would require recognition or disclosure in these consolidated financial statements other than those in this note.